                    AMENDMENT NO. 2 TO SHAREHOLDERS AGREEMENT


         This Amendment No. 2 to Shareholders Agreement (the "Amendment No. 2") is made and entered into effective as of the 6th day of November, 1998, between and among Recovery Equity Investors, L.P., a Delaware limited partnership (the "Investor"), CMI Corporation, an Oklahoma corporation (the "Company"), George William Swisher, Jr., the Chairman of the Board and a shareholder of the Company ("Bill Swisher"), and each of the other individuals or entities whose names appear on the signature pages hereto (Bill Swisher and each such other individual or entity, individually, a "Shareholder" and collectively, the "Shareholders").

         WHEREAS, the parties hereto are parties to or otherwise bound by that certain Shareholders Agreement, dated as of August 19, 1991 and as amended by that certain Amendment No. 1 to Shareholders Agreement (collectively, the "Shareholders Agreement").

         WHEREAS, contemporaneously herewith, the Investor and the Company have amended the terms of a certain Investment Agreement, dated as of August 19, 1991 (the "Investment Agreement"), through the execution and delivery of a certain Amendment No. 1 to the Investment Agreement (the "Amendment"), a copy of which Amendment is attached hereto as Exhibit "A"; and

         WHEREAS, as a result of the amendment of the Investment Agreement, the parties believe that it is necessary and desirable to further amend the Shareholders Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, the parties agree as follows:

         1. Capitalized terms used herein and not otherwise defined herein shall have their respective meanings as set forth in the Shareholders Agreement.

         2. Each of the Shareholders hereby acknowledges the execution and delivery of the Amendment and consents to the terms thereof. Each of the Shareholders further agrees to vote all of the shares of Voting Class A Common Stock, par value $.10, of the Company beneficially owned by him, her or it for the election of any persons designated by the Investor in accordance with
Article IV of the Investment Agreement, as amended by the Amendment.

         3. Notwithstanding anything to the contrary herein, with respect to the number of shares of Voting Class A Common Stock beneficially owned by such Shareholder prior to December 17, 1991, Kyle Mark Swisher, Kelly Swisher McLain, Stuart Ann Swisher and

Lane Scott Swisher shall not be bound by the provisions of this Amendment or the Shareholders Agreement.

         4. Except as specifically provided herein, the terms and provisions of the Shareholders Agreement, shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Shareholders Agreement to be effective as of the 6th day of November, 1998.

                                RECOVERY EQUITY INVESTORS, L.P.,
                                a Delaware limited partnership

                                By: Recovery Equity Partners, L.P., its
                                    General Partner


                                By: /s/ Joseph J. Finn-Egan
                                    ------------------------------------------
                                    Joseph J. Finn-Egan, General Partner



                                By: /s/ Jeffrey A. Lipkin, General Partner
                                    ------------------------------------------
                                    Jeffrey A. Lipkin, General Partner


                                CMI CORPORATION, an Oklahoma corporation



                                By: /s/ Jim D. Holland
                                    ------------------------------------------
                                    Jim D. Holland, Vice President



                                /s/ George William Swisher, Jr.
                                ----------------------------------------------
                                George William Swisher, Jr. a/k/a Bill Swisher a/k/a William Swisher

                              /s/ George William Swisher, Jr.
                              ------------------------------------------------
                              George William Swisher, Jr., as Trustee of the George William Swisher, Jr. Trust u/t/a 12/31/93



                              /s/ George William Swisher, Jr.
                              ------------------------------------------------
                              George William Swisher, Jr., as Trustee of the George William Swisher, Jr. and Hazel Wanda Swisher Charitable Remainder Unitrust u/t/a 12/22/94



                              /s/ George William Clark Swisher III
                              ------------------------------------------------
                              George William Clark Swisher III



                              /s/ Thane Allison Swisher
                              ------------------------------------------------
                              Thane Allison Swisher



                              /s/ Kyle Mark Swisher
                              ------------------------------------------------
                              Kyle Mark Swisher



                              /s/ Kelly Swisher McLain
                              ------------------------------------------------
                              Kelly Swisher McLain



                              /s/ Stuart Ann Swisher
                              ------------------------------------------------
                              Stuart Ann Swisher



                              /s/ Lane Scott Swisher
                              ------------------------------------------------
                              Lane Scott Swisher

                              /s/ Mark Swisher
                              -------------------------------------------------
                              Kyle Mark Swisher



                              /s/ Shelly Swisher
                              -------------------------------------------------
                              Shelly Swisher



                              /s/ Thane A. Swisher
                              -------------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Elizabeth Swisher u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              -------------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Elizabeth Swisher u/t/a 12/09/93 and not individually



                              /s/ Kelly S. McLain
                              -------------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO Elizabeth Swisher u/t/a 12/09/93 and not individually



                              /s/ Thane A. Swisher
                              -------------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Kathryn L. Swisher u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              -------------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Kathryn L. Swisher u/t/a 12/09/93 and not individually

                              /s/ Kelly S. McLain
                              ----------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO Kathryn L. Swisher u/t/a 12/09/93 and not individually



                              /s/ Thane A. Swisher, of the Swisher
                              ----------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO George W. Swisher IV u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              ----------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO George W. Swisher IV u/t/a 12/09/93 and not individually



                              /s/ Kelly S. McLain
                              ----------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO George W. Swisher IV u/t/a 12/09/93 and not individually




                              /s/ Thane A. Swisher
                              ----------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Natalie J. Swisher u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              ----------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Natalie J. Swisher u/t/a 12/09/93 and not individually

                              /s/ Kelly S. McLain
                              ----------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO Natalie J. Swisher u/t/a 12/09/93 and not individually



                              /s/ Thane A. Swisher
                              ----------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Megan Calli Swisher u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              ----------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Megan Calli Swisher u/t/a 12/09/93 and not individually



                              /s/ Kelly S. McLain
                              ----------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO Megan Calli Swisher u/t/a 12/09/93 and not individually



                              /s/ Thane A. Swisher
                              ----------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Jennifer L. McLain u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              ----------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Jennifer L. McLain u/t/a 12/09/93 and not individually

                              /s/ Kelly S. McLain
                              -------------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO Jennifer L. McLain u/t/a 12/09/93 and not individually



                              /s/ Thane A. Swisher
                              -------------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO William R. McLain u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              -------------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO William R. McLain u/t/a 12/09/93 and not individually



                              /s/ Kelly S. McLain
                              -------------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO William R. McLain u/t/a 12/09/93 and not individually


                              /s/ Thane A. Swisher
                              -------------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Thane Alex Swisher u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              -------------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Thane Alex Swisher u/t/a 12/09/93 and not individually

                              /s/ Kelly S. McLain
                              ----------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO Thane Alex Swisher u/t/a 12/09/93 and not individually



                              /s/ Thane A. Swisher
                              ----------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Lauren S. Swisher u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              ----------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Lauren S. Swisher u/t/a 12/09/93 and not individually



                              /s/ Kelly S. McLain
                              ----------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO Lauren S. Swisher u/t/a 12/09/93 and not individually



                              /s/ Thane A. Swisher
                              ----------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Mark Andrew McLain u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              ----------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Mark Andrew McLain u/t/a 12/09/93 and not individually

                              /s/ Kelly S. McLain
                              ------------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO Mark Andrew McLain u/t/a 12/09/93 and not individually



                              /s/ Thane A. Swisher
                              ------------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Hunter Nelson
                              Swisher u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              ------------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Hunter Nelson
                              Swisher u/t/a 12/09/93 and not individually



                              /s/ Kelly S. McLain
                              ------------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO Hunter Nelson
                              Swisher u/t/a 12/09/93 and not individually



                              /s/ Thane A. Swisher
                              ------------------------------------------------
                              Thane A. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Erin Lee Swisher u/t/a 12/09/93 and not individually



                              /s/ Lane S. Swisher
                              ------------------------------------------------
                              Lane S. Swisher, as Co-Trustee of the Swisher Grandchildren's Trust FBO Erin Lee Swisher u/t/a 12/09/93 and not individually

                              /s/ Kelly S. McLain
                              ------------------------------------------------
                              Kelly S. McLain, as Co-Trustee of the Swisher Grandchildren's Trust FBO Erin Lee Swisher u/t/a 12/09/93 and not individually